Exhibit 10.7

AWARD AGREEMENT

This Award Agreement (this “Award Agreement”) is entered into as of the date hereof, by between InMode Ltd., a private company No. 514073618 of Tavor Building, Sha’ar Yokneam, P.O. Box 533, Yokneam 20692, Israel (the “Company”) and [____________________], [______] Passport / Israeli ID Number [___________], of [_________________________________________________] (the “Participant”) (the Company and the Participant, shall be referred collectively, as “Parties”, or individually, a “Party”).

Whereas,	On June 17, 2018, the Company adopted the InMode Ltd. 2018 Incentive Plan, a copy of which is attached as Exhibit A hereto, forming an integral part hereof (the “Plan”); and

Whereas,	Pursuant to the Plan, the Board of Directors of the Company has decided to grant the Participant, options (the “Options”) to purchase the number of shares of the Company’s ordinary shares, par value NIS 0.01 each (the “Shares”) as specified in Exhibit B hereto, subject to all terms and conditions set forth in the Plan, in the Company's Articles of Association (the “AoA”) and as provided herein;

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:

1.	Preamble and Definitions

1.1.	The preamble to this agreement constitutes an integral part hereof.

1.2.	Unless otherwise stated, all capitalized terms in this Award Agreement shall be interpreted as defined in the Plan.

2.	Grant of Options

2.1.	The Company hereby grants to the Participant the number of Options as set forth in Exhibit B hereto, each Option shall be exercisable for one Share, upon payment of the Exercise Price as set forth in Exhibit B, subject to the terms and the conditions as set forth in the Plan, and as provided herein.

2.2.	The Participant is aware that the Company intends in the future to issue additional shares and to grant additional options to various entities and individuals, as the Company in its sole discretion shall determine.

3.	Period of Option and Conditions of Exercise

3.1.	The terms of the Award shall commence on the Date of Grant and terminate at the Expiration Date, or at the time at which the Option expires pursuant to the terms of the Plan or pursuant to this Award Agreement unless determined otherwise in this Award Agreement.

3.2.	Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased.

4.	Vesting; Period of Exercise

4.1.	Subject to the provisions of the Plan, Options shall vest and become exercisable according to the Vesting Period set forth in Exhibit B hereto. any period in which the Participant shall not be employed by the Group, or in which the Participant shall have taken an unpaid leave of absence (excluding a maternity leave determined by law), or in which the Participant shall cease to serve as Employee, Director or Consultant of the Group, shall not be included in the Vesting Period.

4.2.	All unexercised Options granted to the Participant shall terminate and shall no longer be exercisable on the Expiration Date, as described in Section 8.4 of the Plan.

5.	Exercise of Options

5.1.	Once the Options may be exercised (subject to the provisions hereto) and all other conditions for exercising the Options are fulfilled, the Participant is entitled to notify the Company and/or to any third party designated by the Company, by delivering a “Notice of Exercise” (in the form attached hereto as Exhibit C), that he or she wishes to exercise a certain number of Options (but not more than the number of Options that have become exercisable until such date). The Notice of Exercise shall be accompanied by payment for the Shares, equal to the product of (x) the number of Options the Participant wishes to exercise, and (y) the Exercise Price.

5.2.	In order for the Company to issue Shares upon the exercise of any of the Options, the Participant hereby agrees to sign any and all documents required by any applicable law and/or by the Board and/or by the Committee and/or according to the AoA and the Plan.

5.3.	Pursuant to Section 6.2 of the Plan and as a condition precedent to the Company’s issuance of Options and Exercised Shares under the Plan, the Participant is required to execute and deliver to the Company an irrevocable proxy and power of attorney in the form attached hereto as Exhibit D, appointing as his/her proxy, attorney and agent the Chairman of the Board or any other person designated by the Committee formed by the Board for such purpose. The Exercised Shares will be voted in the same proportion as the result of the shareholders vote, in respect of which such Exercised Shares are being cast. Such proxy shall terminate and be of no further force and effect upon the consummation of an IPO.

5.4.	The Company shall not be obligated to issue any Shares upon the exercise of an Option if such issuance, in the opinion of the Company, might constitute a violation by the Company of any provision of law.

5.5.	Pursuant to Section 9 of the Plan, Options may be exercised after the date of Termination of Service during an additional period of time following the date of such termination. In such event Participant shall be allowed to exercise only the amount of Options that are vested as such amount may be at the time of such termination according to the Vesting Period, specified in Exhibit B. However, if the Termination of Service is for Cause (as defined in the Plan), any and all Options granted to such Participant shall immediately expire upon written notice by the Company to the Participant.

6.	Limitations of Transfer

6.1.	The Options are not transferable, except for transfer by will or by laws of descent or distribution. In addition, the rights to sell Exercised Shares are subject to limitations as provided by Section 11 of the Plan, and as imposed by applicable law (including the AoA), and to any request made by the Company or its underwriters, if applicable (including a lock-up period), from time to time, or upon a specific occurrence, and the Participant hereby unconditionally agrees and accepts any such limitations. For the avoidance of doubt the Participant may not sell, assign, convey, transfer by gift, encumber, pledge, hypothecate or otherwise transfer or dispose any of the Options, except as specifically allowed under the Plan.

6.2.	The Participant acknowledges that in the event Company's shares shall be registered for trading in any public market, the Participant’s right to sell Shares may be subject to limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Participant unconditionally agrees and accepts any such limitations.

6.3.	The Participant acknowledges that in order to enforce the above restriction, the Company may impose stop-transfer instructions with respect to securities the exercised Shares.

6.4.	The Participant agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Participant's Shares such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate (which do not violate the Participant's rights according to this Award Agreement).

7.	Taxes; Indemnification

7.1	All Tax consequences and obligations arising from the grant, vesting, or exercise of any Award (as applicable), or the subsequent disposition of, Shares subject thereto or from any other event or act (of the Group or of the Participant) hereunder, shall be borne solely by the Participant, and the Participant shall indemnify the Group and hold it harmless against and from any and all liability for any such Tax, including without limitation, monetary liabilities relating to the necessity to withhold, or to have withheld, any such Tax payment from any payment made to the Participant. Notwithstanding the above, the Company's obligation to deliver Shares upon the exercise or vesting of any Awards granted under the Plan shall be subject to the satisfaction of all applicable Tax withholding requirements as governed by Applicable Laws or practice. No Shares will be delivered to the Participant or other person pursuant to the exercise of the Award until the Participant or other person has made arrangements acceptable to the Company for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax or benefit obligations incident to the receipt of Shares (whether such tax or benefit is the obligation of the Participant or the employer or the Company). Upon exercise of the Award, the Company or the Participant’s employer may offset or withhold (from any amount owed by the Company or the Participant’s employer to the Participant) or collect from the Participant or other person an amount sufficient to satisfy such tax obligations.

7.2.	The Participant will not be entitled to receive from the Company any Shares allocated or issued upon the exercise of Options prior to the full payments of the Participant’s tax liabilities arising from Options which were granted to him and/or Shares issued upon the exercise of Options. For the avoidance of doubt, the Group shall not be required to deliver any Shares (or Share certificate) to a Participant until all required payments have been fully made or secured.

7.3.	The receipt of the Options and the acquisition of the Participant's Shares to be issued upon the exercise of the Options may result in tax consequences. THE PARTICIPANT IS ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

8.	Miscellaneous

8.1.	No Obligation to Exercise Options. The grant and acceptance of these Options imposes no obligation on the Participant to exercise it.

8.2.	Confidentiality. The Participant shall regard the information in this Award Agreement and its exhibits attached hereto as confidential information and the Participant shall not reveal its contents to anyone except when required by law or for the purpose of gaining legal or tax advice.

8.3.	The Participant acknowledges that: (i) in granting the Participant the Option under this Award Agreement the Company has taken into account Participant's non-competition and confidentiality obligations (including without limitation such obligations specified under the employment or service agreement with the Company); (ii) that the Options issued hereby shall be deemed to include, inter alia, proper compensation for the prospect of the Participant's compliance with such non-competition and confidentiality obligations; and (iii) the aforementioned non-competition and confidentiality obligations are fundamental elements of the bargain between the parties.

8.4.	Continuation of Employment or Service. Neither the Plan nor the Award Agreement with the Participant shall impose any obligation on the Company or an affiliate thereof, to continue any Participant in its employ or service, and nothing in the Plan or in any Award granted pursuant thereto shall confer upon any Participant any right to continue in the employ or service of the Company or an affiliate thereof or restrict the right of the Company or an affiliate thereof to terminate such employment or service at any time.

8.5.	Entire Agreement. Subject to the provisions of the Plan, this Award Agreement, together with the exhibits hereto, constitute the entire agreement between the Participant and the Company with respect to Options granted hereunder, and supersedes all prior agreements, understandings and arrangements, oral or written, between the Participant and the Company with respect to the subject matter hereof.

8.6.	Failure to Enforce - Not a Waiver. The failure of any party to enforce at any time any provisions of this Award Agreement or the Plan shall in no way be construed to be a waiver of such provision or of any other provision hereof.

8.7.	Provisions of the Plan. The Options provided for herein are granted pursuant to the Plan and said Options and this Award Agreement are in all respects governed by the Plan and subject to all of the terms and provisions of the Plan.

8.8.	Interpretation. Any interpretation of this Award Agreement will be made in accordance with the Plan but in the event there is any contradiction between the provisions of this Award Agreement and the Plan, the provisions of the Award Agreement will prevail. In the event there is any contradiction between the provisions of this Award Agreement and the provisions of any of the Participant's employment or service agreement with the Group, the provisions of the Award Agreement will prevail.

8.9.	Binding Effect. The Plan and this Award Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereof.

8.10.	Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered mail or delivered by email or facsimile with written confirmation of receipt to the Participant and/or to the Company at the addresses shown on the letterhead above, or at such other place as the Company may designate by written notice to the Participant. The Participant is responsible for notifying the Company in writing of any change in the Participant’s address, and the Company shall be deemed to have complied with any obligation to provide the Participant with notice by sending such notice to the address indicated below

IN WITNESS WHEREOF, the Parties hereto have duly executed this Award Agreement as of the date first above written.

Company’s Signature:	InMode Ltd. (No. 514073618)

Name:	Moshe Mizrahy

Position:	CEO

Signature:

I, the undersigned understand that the Plan and this Award Agreement, constitute the entire agreement between me and the Company with respect to the Options granted hereunder and supersede in their entirety all prior undertakings and agreements of the Company and myself, both written and oral, with respect to the Options granted hereunder (including the shares underlying such Options). I have reviewed the Plan and this Award Agreement in their entirety, and had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understand all provisions of this Award Agreement.

Participant’s Signature

Attachments:

Exhibit A: InMode Ltd. 2018 Incentive Plan.

Exhibit B: Terms of the Award.

Exhibit C: Form of Notice of Exercise.

Exhibit D: Irrevocable Proxy.

EXHIBIT B

TERMS OF THE OPTION

1.	Name of the Participant:	[_______________].

2.	Date of Grant:	[_______________].

3.	Type of Grant:	[Ordinary Income Option] or [3(i) Award] or [ISO] or [NSO]

4.	Number of Awards granted:	[________] each to purchase one Ordinary Share.

5.	Vesting Commencement Date:	[________________]

6.	Vesting Schedule:	[___________________________].

7.	Exercise Price (per share):	USD [________].

8.	Expiration Date:	As determined in the Plan.

Participant	Company

EXHIBIT C

FORM OF EXERCISE NOTICE

To:

InMode Ltd.

Dear Sirs,

Re: Exercise of Options - InMode Ltd. (the “Company”)

I am the holder of ______ options (the “Options”), which are exercisable into Ordinary Shares of the Company, par value of NIS 0.01 each (the “Shares”) that were granted to me under the “InMode Ltd. 2018 Incentive Plan”.

I know that the vesting schedule of the Options is as detailed in the “Award Agreement”, which was signed by me on _______.

I would like to exercise ____ Options into ___ Shares, in consideration for an aggregate Exercise Price of USD _________.

A confirmation of the transfer of the Exercise Price with respect to the above exercised Options and a scanned copy of a duly notarized copy of the passport picture page of the undersigned are attached hereto. Original copy of the duly notarized copy of the passport picture page of the undersigned will be followed by mail.

Yours Truly,

Name:

Signature:

EXHIBIT D

IRREVOCABLE PROXY

I, the undersigned, hereby irrevocably appoint the Chairman of the Board of InMode Ltd., an Israeli company (the "Board" and the “Company”, respectively) or any other person designated by the Committee formed by the Board for such purpose (with the power of delegation) as my proxy (the “Agent”) to represent me and to vote in my name and on my behalf at all annual or special meetings of the shareholders of the Company (including class meetings) in the same way as the result of the Board's vote in respect of the issue being voted upon, to sign on my behalf any written consents of shareholders of the Company, and to receive all notices with respect to the above, with respect to the number of shares of all classes of the Company registered in my name at any time and from time to time. Until the consummation of the Company’s Initial Public Offering (the “IPO”), any and all voting rights the undersigned may have with respect to the shares of the Company shall be exercised exclusively by this Proxy and Power of Attorney.

I, the undersigned, hereby irrevocably authorize and grant power of attorney to the Agent, in respect of any shares of all classes of the Company registered in my name at any time and from time to time, until the consummation of the IPO, to exercise every right, power and authority with respect to the shares and to sign in my name and on my behalf any agreement, document and/or instrument, and any affidavit or approval with respect to the shares or to the rights which they represent in the Company in as much as the Agent shall deem it necessary or desirable to do so. In addition and without derogating from the generality of the foregoing, I hereby irrevocably authorize and grant power of attorney to the Agent to sign any agreement, document and/or instrument as aforesaid and any affidavit or approval and/or to make and execute any undertaking in my name and on my behalf if the Proxy shall, at his sole discretion, deem it is necessary or desirable for purposes of any placement of securities of the Company, whether private or public (including lock-up arrangements and undertakings), for purposes of a merger of the Company with another entity, whether the Company is the surviving entity or not, for purposes of any reorganization or recapitalization of the Company or for purposes of any purchase or sale of assets or shares of the Company.

I, the undersigned, hereby further undertake to cooperate with the Agent, and to sign, if so requested by the Agent any additional document and/or instrument which the Agent might, from time to time, consider necessary or desirable in order to perform this Proxy and Power of Attorney.

This Proxy and Power of Attorney shall expire automatically and be of no further force or effect immediately upon the consummation of the IPO, and shall be irrevocable until such time. The expiration of this Proxy and Power of Attorney shall in no manner effect the validity of any action taken hereunder or of any agreement, document, instrument, affidavit or approval which has been signed or given as aforesaid prior to the expiration hereof and in accordance herewith.

The proxy granted hereby: (i) is a special proxy and power of attorney coupled with an interest and is irrevocable; (ii) shall survive the bankruptcy, death, adjudication of incompetence or insanity or dissolution of the undersigned and its transferees, (iii) shall survive the transfer of the Shares, until duly replaced by a similar Proxy executed by the transferee; and (iv) is perpetual except that it shall terminate upon the effective date of an IPO.

IN WITNESS WHEREOF, I have executed this Irrevocable Proxy and Power of Attorney on the __ day of _________, 201_.

Participant:

Name:

Signature:

AWARD AGREEMENT

This Award Agreement (this “Award Agreement”) is entered into as of the date hereof, by between InMode Ltd., a private company No. 514073618 of Tavor Building, Sha’ar Yokneam, P.O. Box 533, Yokneam 20692, Israel (the “Company”) and [___________], I.D Number [_______], of [_________], Israel (the “Participant”) (the Company and the Participant, shall be referred collectively, as “Parties”, or individually, a “Party”).

Whereas,	On June 17, 2018, the Company adopted the InMode Ltd. 2018 Incentive Plan, a copy of which is attached as Exhibit A hereto, forming an integral part hereof (the “Plan”); and

Whereas,	Pursuant to the Plan, the Board of Directors of the Company has decided to grant the Participant, options (the “Options”) to purchase the number of shares of the Company’s ordinary shares, par value NIS 0.01 each (the “Shares”) as specified in Exhibit B hereto, subject to all terms and conditions set forth in the Plan, in the Company's Articles of Association (the “AoA”) and as provided herein;

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:

1.	Preamble and Definitions

1.1.	The preamble to this agreement constitutes an integral part hereof.

1.2.	Unless otherwise stated, all capitalized terms in this Award Agreement shall be interpreted as defined in the Plan.

2.	Grant of Options

2.1.	The Company hereby grants to the Participant the number of Options as set forth in Exhibit B hereto, each Option shall be exercisable for one Share, upon payment of the Exercise Price as set forth in Exhibit B, subject to the terms and the conditions as set forth in the Plan, and as provided herein.

2.2.	The Participant is aware that the Company intends in the future to issue additional shares and to grant additional options to various entities and individuals, as the Company in its sole discretion shall determine.

3.	Period of Option and Conditions of Exercise

3.1.	The terms of the Award shall commence on the Date of Grant and terminate at the Expiration Date, or at the time at which the Option expires pursuant to the terms of the Plan or pursuant to this Award Agreement unless determined otherwise in this Award Agreement.

3.2.	Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased.

4.	Vesting; Period of Exercise

4.1.	Subject to the provisions of the Plan, Options shall vest and become exercisable according to the Vesting Period set forth in Exhibit B hereto. any period in which the Participant shall not be employed by the Group, or in which the Participant shall have taken an unpaid leave of absence (excluding a leave for military reserves duty or the mandatory maternity leave determined by law), or in which the Participant shall cease to serve as Employee, Director or Consultant of the Group, shall not be included in the Vesting Period.

4.2.	All unexercised Options granted to the Participant shall terminate and shall no longer be exercisable on the Expiration Date, as described in Section 8.4 of the Plan.

5.	Exercise of Options

5.1.	Once the Options may be exercised (subject to the provisions hereto) and all other conditions for exercising the Options are fulfilled, the Participant is entitled to notify the Company and/or to any third party designated by the Company, by delivering a “Notice of Exercise” (in the form attached hereto as Exhibit C), that he or she wishes to exercise a certain number of Options (but not more than the number of Options that have become exercisable until such date). The Notice of Exercise shall be accompanied by payment for the Shares, equal to the product of (x) the number of Options the Participant wishes to exercise, and (y) the Exercise Price.

5.2.	In order for the Company to issue Shares upon the exercise of any of the Options, the Participant hereby agrees to sign any and all documents required by any applicable law and/or by the Board and/or by the Committee and/or according to the AoA and the Plan.

5.3.	Pursuant to Section 6.2 of the Plan and as a condition precedent to the Company’s issuance of Options and Exercised Shares under the Plan, the Participant is required to execute and deliver to the Company an irrevocable proxy and power of attorney in the form attached hereto as Exhibit D, appointing as his/her proxy, attorney and agent the Chairman of the Board or any other person designated by the Committee formed by the Board for such purpose. The Exercised Shares will be voted in the same proportion as the result of the shareholders vote, in respect of which such Exercised Shares are being cast. Such proxy shall terminate and be of no further force and effect upon the consummation of an IPO.

5.4.	The Company shall not be obligated to issue any Shares upon the exercise of an Option if such issuance, in the opinion of the Company, might constitute a violation by the Company of any provision of law.

5.5.	Pursuant to Section 9 of the Plan, Options may be exercised after the date of Termination of Service during an additional period of time following the date of such termination. In such event Participant shall be allowed to exercise only the amount of Options that are vested as such amount may be at the time of such termination according to the Vesting Period, specified in Exhibit B. However, if the Termination of Service is for Cause (as defined in the Plan), any and all Options granted to such Participant shall immediately expire upon written notice by the Company to the Participant.

6.	Limitations of Transfer

6.1.	The Options are not transferable, except for transfer by will or by laws of descent or distribution. In addition, the rights to sell Exercised Shares are subject to limitations as provided by Section 11 of the Plan, and as imposed by applicable law (including the AoA), and to any request made by the Company or its underwriters, if applicable (including a lock-up period), from time to time, or upon a specific occurrence, and the Participant hereby unconditionally agrees and accepts any such limitations. For the avoidance of doubt the Participant may not sell, assign, convey, transfer by gift, encumber, pledge, hypothecate or otherwise transfer or dispose any of the Options, except as specifically allowed under the Plan.

6.2.	With respect to any 102 Award, subject to the provisions of Section 102 of the Ordinance and the 102 Rules promulgated thereunder, the Participant shall not sell or release from trust any Share received upon the exercise of an 102 Award and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Trust Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Trust Period, the sanctions under Section 102 of the Ordinance and the 102 Rules promulgated thereunder shall apply to and shall be borne by such Participant.

6.3.	With respect to 102(c) Award, if the Participant’s employment or service is terminated for any reason, such Participant shall provide the Group, to its full satisfaction, with a guarantee or collateral securing the future payment of all Taxes required to be paid upon the sale of the Exercised Shares received upon exercise of such 102(c) Award, all in accordance with the provisions of Section 102 of the Ordinance and the 102 Rules promulgated thereunder.

6.4.	The Participant acknowledges that in the event Company's shares shall be registered for trading in any public market, the Participant’s right to sell Shares may be subject to limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Participant unconditionally agrees and accepts any such limitations.

6.5.	The Participant acknowledges that in order to enforce the above restriction, the Company may impose stop-transfer instructions with respect to securities the exercised Shares.

6.6.	The Participant agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Participant's Shares such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate (which do not violate the Participant's rights according to this Award Agreement).

7.	Taxes; Indemnification

7.1	All Tax consequences and obligations arising from the grant, vesting, or exercise of any Award (as applicable), or the subsequent disposition of, Shares subject thereto or from any other event or act (of the Group or of the Participant) hereunder, shall be borne solely by the Participant, and the Participant shall indemnify the Group and/or the Trustee and hold them harmless against and from any and all liability for any such Tax, including without limitation, monetary liabilities relating to the necessity to withhold, or to have withheld, any such Tax payment from any payment made to the Participant. Notwithstanding the above, the Company and Trustee’s obligation to deliver Shares upon the exercise or vesting of any Awards granted under the Plan shall be subject to the satisfaction of all applicable Tax withholding requirements as governed by Applicable Laws or practice. No Shares will be delivered to the Participant or other person pursuant to the exercise of the Award until the Participant or other person has made arrangements acceptable to the Company for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax or benefit obligations incident to the receipt of Shares (whether such tax or benefit is the obligation of the Participant or the employer or the Company). Upon exercise of the Award, the Company or the Participant’s employer may offset or withhold (from any amount owed by the Company or the Participant’s employer to the Participant) or collect from the Participant or other person an amount sufficient to satisfy such tax obligations.

7.2.	The Participant will not be entitled to receive from the Company and/or the Trustee any Shares allocated or issued upon the exercise of Options prior to the full payments of the Participant’s tax liabilities arising from Options which were granted to him and/or Shares issued upon the exercise of Options. For the avoidance of doubt, neither the Group nor the Trustee shall be required to deliver any Shares (or Share certificate) to a Participant until all required payments have been fully made or secured.

7.3.	The receipt of the Options and the acquisition of the Participant's Shares to be issued upon the exercise of the Options may result in tax consequences. THE PARTICIPANT IS ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

7.4.	With respect to 102 Award, the Participant hereby acknowledges that he or she is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the type of Option granted hereunder and the tax implications applicable to such grant. The Participant accepts the provisions of the trust agreement signed between the Company and the Trustee, attached as Exhibit E hereto, and agrees to be bound by its terms.

8.	Miscellaneous

8.1.	No Obligation to Exercise Options. The grant and acceptance of these Options imposes no obligation on the Participant to exercise it.

8.2.	Confidentiality. The Participant shall regard the information in this Award Agreement and its exhibits attached hereto as confidential information and the Participant shall not reveal its contents to anyone except when required by law or for the purpose of gaining legal or tax advice.

8.3.	The Participant acknowledges that: (i) in granting the Participant the Option under this Award Agreement the Company has taken into account Participant's non-competition and confidentiality obligations (including without limitation such obligations specified under the employment or service agreement with the Company); (ii) that the Options issued hereby shall be deemed to include, inter alia, proper compensation for the prospect of the Participant's compliance with such non-competition and confidentiality obligations; and (iii) the aforementioned non-competition and confidentiality obligations are fundamental elements of the bargain between the parties.

8.4.	Continuation of Employment or Service. Neither the Plan nor the Award Agreement with the Participant shall impose any obligation on the Company or an affiliate thereof, to continue any Participant in its employ or service, and nothing in the Plan or in any Award granted pursuant thereto shall confer upon any Participant any right to continue in the employ or service of the Company or an affiliate thereof or restrict the right of the Company or an affiliate thereof to terminate such employment or service at any time.

8.5.	Entire Agreement. Subject to the provisions of the Plan, this Award Agreement, together with the exhibits hereto, constitute the entire agreement between the Participant and the Company with respect to Options granted hereunder, and supersedes all prior agreements, understandings and arrangements, oral or written, between the Participant and the Company with respect to the subject matter hereof.

8.6.	Failure to Enforce - Not a Waiver. The failure of any party to enforce at any time any provisions of this Award Agreement or the Plan shall in no way be construed to be a waiver of such provision or of any other provision hereof.

8.7.	Provisions of the Plan. The Options provided for herein are granted pursuant to the Plan and said Options and this Award Agreement are in all respects governed by the Plan and subject to all of the terms and provisions of the Plan.

8.8.	Interpretation. Any interpretation of this Award Agreement will be made in accordance with the Plan but in the event there is any contradiction between the provisions of this Award Agreement and the Plan, the provisions of the Award Agreement will prevail. In the event there is any contradiction between the provisions of this Award Agreement and the provisions of any of the Participant's employment or service agreement with the Group, the provisions of the Award Agreement will prevail.

8.9.	Binding Effect. The Plan and this Award Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereof.

8.10.	Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered mail or delivered by email or facsimile with written confirmation of receipt to the Participant and/or to the Company at the addresses shown on the letterhead above, or at such other place as the Company may designate by written notice to the Participant. The Participant is responsible for notifying the Company in writing of any change in the Participant’s address, and the Company shall be deemed to have complied with any obligation to provide the Participant with notice by sending such notice to the address indicated below

IN WITNESS WHEREOF, the Parties hereto have duly executed this Award Agreement as of the date first above written.

Company’s Signature:	InMode Ltd. (No. 514073618)

Name:	Moshe Mizrahy

Position:	CEO

Signature:

I, the undersigned understand that the Plan and this Award Agreement, constitute the entire agreement between me and the Company with respect to the Options granted hereunder and supersede in their entirety all prior undertakings and agreements of the Company and myself, both written and oral, with respect to the Options granted hereunder (including the shares underlying such Options). I have reviewed the Plan and this Award Agreement in their entirety, and had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understand all provisions of this Award Agreement.

I hereby approve and agree to all the aforesaid in this Award Agreement and the Trust Agreement and I declare that I am familiar with the provisions of Section 102 and the Capital Gains Route. I hereby undertake not to sell or transfer the Options and/or the Exercised Shares prior to the lapse of the Trust Period, unless I pay all taxes, which may arise in connection with such sale and/or transfer.

Participant’s Signature

Attachments:

Exhibit A: InMode Ltd. 2018 Incentive Plan.

Exhibit B: Terms of the Award.

Exhibit C: Form of Notice of Exercise.

Exhibit D: Irrevocable Proxy.

Exhibit E: Trust Agreement.

EXHIBIT B

TERMS OF THE OPTION

1.	Name of the Participant:	[_______________].

2.	Date of Grant:	[_______________].

3.	Type of Grant:	102 Award (Capital Gain Option).

4.	Number of Awards granted:	[________] each to purchase one Ordinary Share.

5.	Vesting Commencement Date:	[________________]

6.	Vesting Schedule:	___________________________.

7.	Exercise Price (per share):	USD ________.

8.	Expiration Date:	As determined in the Plan.

Participant	Company

EXHIBIT C

FORM OF EXERCISE NOTICE

To:

Altshuler Shaham Benefits Ltd.	InMode Ltd.

Dear Sirs,

Re: InMode Ltd. (the “Company”)

I am the beneficiary of ______ options (the “Options”), which are exercisable into Ordinary Shares of the Company, par value of NIS 0.01 each (the “Shares”) that were granted to you on my behalf and are held by you according to Section 102 of the Income Tax Ordinance, pursuant to the Trust Agreement that was signed between yourself and the Company, and according to the “InMode Ltd. 2018 Incentive Plan”.

I know that the vesting schedule of the Options is as detailed in the “Award Agreement”, which was signed by me on _______.

I would like to exercise ____ Options into ___ Shares.

Yours Truly,

Name:

Signature:

Approval of InMode Ltd.

We hereby confirm that _________ is entitled to exercise ___ Options into ___ Shares (as defined above).

We hereby confirm that the exercise price of the Options in the amount of NIS _____ (NIS ___ per Option) was paid to us directly by Mr. / Ms. _______.

Enclosed is a share certificate of ____ Shares, which derived from the exercise of the Options.

InMode Ltd.

EXHIBIT D

IRREVOCABLE PROXY

I, the undersigned, hereby irrevocably appoint the Chairman of the Board of InMode Ltd., an Israeli company (the "Board" and the “Company”, respectively) or any other person designated by the Committee formed by the Board for such purpose (with the power of delegation) as my proxy (the “Agent”) to represent me and to vote in my name and on my behalf at all annual or special meetings of the shareholders of the Company (including class meetings) in the same way as the result of the Board's vote in respect of the issue being voted upon, to sign on my behalf any written consents of shareholders of the Company, and to receive all notices with respect to the above, with respect to the number of shares of all classes of the Company registered in my name at any time and from time to time. Until the consummation of the Company’s Initial Public Offering (the “IPO”), any and all voting rights the undersigned may have with respect to the shares of the Company shall be exercised exclusively by this Proxy and Power of Attorney.

I, the undersigned, hereby irrevocably authorize and grant power of attorney to the Agent, in respect of any shares of all classes of the Company registered in my name at any time and from time to time, until the consummation of the IPO, to exercise every right, power and authority with respect to the shares and to sign in my name and on my behalf any agreement, document and/or instrument, and any affidavit or approval with respect to the shares or to the rights which they represent in the Company in as much as the Agent shall deem it necessary or desirable to do so. In addition and without derogating from the generality of the foregoing, I hereby irrevocably authorize and grant power of attorney to the Agent to sign any agreement, document and/or instrument as aforesaid and any affidavit or approval and/or to make and execute any undertaking in my name and on my behalf if the Proxy shall, at his sole discretion, deem it is necessary or desirable for purposes of any placement of securities of the Company, whether private or public (including lock-up arrangements and undertakings), for purposes of a merger of the Company with another entity, whether the Company is the surviving entity or not, for purposes of any reorganization or recapitalization of the Company or for purposes of any purchase or sale of assets or shares of the Company.

I, the undersigned, hereby further undertake to cooperate with the Agent, and to sign, if so requested by the Agent any additional document and/or instrument which the Agent might, from time to time, consider necessary or desirable in order to perform this Proxy and Power of Attorney.

This Proxy and Power of Attorney shall expire automatically and be of no further force or effect immediately upon the consummation of the IPO, and shall be irrevocable until such time. The expiration of this Proxy and Power of Attorney shall in no manner effect the validity of any action taken hereunder or of any agreement, document, instrument, affidavit or approval which has been signed or given as aforesaid prior to the expiration hereof and in accordance herewith.

The proxy granted hereby: (i) is a special proxy and power of attorney coupled with an interest and is irrevocable; (ii) shall survive the bankruptcy, death, adjudication of incompetence or insanity or dissolution of the undersigned and its transferees, (iii) shall survive the transfer of the Shares, until duly replaced by a similar Proxy executed by the transferee; and (iv) is perpetual except that it shall terminate upon the effective date of an IPO.

IN WITNESS WHEREOF, I have executed this Irrevocable Proxy and Power of Attorney on the __ day of _________, 201_.

Participant:

Name:

Signature:

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